UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2014

JP Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36647	27-2504700
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

600 East Las Colinas Blvd, Suite 2000

Irving, Texas 75039
(Address of principal executive office) (Zip Code)

(972) 444-0300
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure.

On November 13, 2014, JP Energy Partners LP (NYSE:JPEP) announced that J. Patrick Barley, President and Chief Executive Officer, Patrick Welch, Chief Financial Officer, and Jerry Ashcroft, Chief Operating Officer will meet with investors at the 2014 RBC Capital Markets MLP Conference in Dallas, Texas on Thursday, November 20, 2014.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information being disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	News release issued by JP Energy Partners LP dated November 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JP Energy Partners LP

	By:	JP Energy GP II LLC,
its general partner

Dated: November 13, 2014	By:	/s/ J. Patrick Barley
		Name:	J. Patrick Barley
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News release issued by JP Energy Partners LP dated November 13, 2014